      As filed with the Securities and Exchange Commission on May 7, 1998
                                                           Registration No. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                               -----------------------

                                       FORM S-8
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933

                               -----------------------

                       SPIROS DEVELOPMENT CORPORATION II, INC.
                (Exact name of registrant as specified in its charter)

             DELAWARE                                    33-0774233
  (State or other jurisdiction                 (IRS Employer Identification No.)
of incorporation or organization)

                                 7475 LUSK BOULEVARD
                             SAN DIEGO, CALIFORNIA  92121
                 (Address of principal executive offices) (Zip Code)

                               -----------------------
                                1997 STOCK OPTION PLAN
                               (Full title of the Plan)

                               -----------------------
                                  DAVID S. KABAKOFF
                   CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                       SPIROS DEVELOPMENT CORPORATION II, INC.
                                 7475 LUSK BOULEVARD
                             SAN DIEGO, CALIFORNIA  92121
                       (Name and address of agent for service)

                                      ---------
            (Telephone number, including area code, of agent for service)
                                    (619) 457-2553


                           CALCULATION OF REGISTRATION FEE


----------------------------------------------------------------------------------------------
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                                                     Proposed        Proposed
           Title of                                   Maximum         Maximum
          Securities                Amount           Offering        Aggregate     Amount of
            to be                    to be             Price         Offering     Registration
          Registered              Registered(1)     Per Share(2)     Price(2)         Fee
          ----------              ----------        ---------        -----            ---
Callable Common Stock,
$.001 par value                  948,750 shares       $16.69        $15,834,638      $4,672

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------


(1) This Registration Statement shall also cover any additional shares of Callable Common Stock which become issuable under the 1997 Stock
     Option Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the Registrant's outstanding shares of Callable Common Stock.
(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the average of the high and low selling prices per Unit, each Unit consisting of one share of Callable Common Stock of the Registrant and one warrant to purchase one-fourth of one share of Common Stock of Dura Pharmaceuticals, Inc., on May 5, 1998, as reported by the Nasdaq National Market.

                                       PART II

                  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.

          Spiros Development Corporation II, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

          (a) the Registrant's Annual Report on Form 10-K filed March 30, 1998 with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), which sets forth the Registrant's audited financial statements for the fiscal year ended December 31, 1997.

          (b)  the Registrant's Definitive Proxy Statement filed April 9,
          1998 with the Commission, pursuant to Section 14(a) of the 1934 Act.

          (c) the Registrant's Registration Statement No. 000-23501 on Form 8-A filed December 11, 1997 with the Commission, pursuant to Section 12 of the 1934 Act which describes the terms, rights and provisions applicable to the Registrant's Common Stock.

          All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.   DESCRIPTION OF SECURITIES

               Not applicable.

Item 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL

               Not applicable.

Item 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS

          Section 145 of the Delaware General Corporation Law permits indemnification of officers and directors of the Registrant under certain conditions and subject to certain limitations. Section 145 of the Delaware General Corporation Law also provides that a corporation has the power to purchase and maintain insurance on behalf of its officers and directors against any liability asserted against such person and incurred by him or her in such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of Section 145 of the Delaware General Corporation Law.

          Article VII, Section 7 of the Amended and Restated Bylaws of the Registrant provides that the Registrant shall indemnify its directors and executive officers to the fullest extent not prohibited by the Delaware General Corporation Law. The rights to indemnity thereunder continue as to a person who has ceased to be a director, officer, employee or agent and inure to the benefit of the heirs, executors and administrators of the person. In addition, expenses incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding by reason of the fact that he or she is or was a director or officer of the Registrant (or was serving at the Registrant's request as a director or officer of another corporation), shall be paid by the Registrant in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Registrant as authorized by the relevant section of the Delaware General Corporation Law.

          As permitted by Section 102(b)(7) of the Delaware General Corporation Law, Article VIII, Section 8.1(a) of the Registrant's Amended and Restated Certificate of Incorporation provides that a director of the Registrant shall not be personally liable for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Registrant or its stockholders, (ii) for acts or omissions not in good faith or acts or omissions that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived any improper personal benefit.

          The Registrant has entered into indemnification agreements with each of its officers and directors. The Registrant has directors' and officers' liability insurance in effect which insures its directors and officers.

Item 7.   EXEMPTION FROM REGISTRATION CLAIMED

               Not Applicable.

Item 8.   EXHIBITS

Exhibit Number        Exhibit
--------------        -------

   4.0         Instruments Defining Rights of Stockholders.
               Reference is made to Registrant's Registration
               Statement No. 000-23501 on Form 8-A, which is
               incorporated herein by reference pursuant to Item
               3 of this Registration Statement.
   5.0         Opinion and consent of Brobeck, Phleger & Harrison LLP.
  23.1         Consent of Deloitte & Touche LLP, Independent Auditors.
  23.2         Consent of Brobeck, Phleger & Harrison LLP is contained in
               Exhibit 5.
  24.0         Power of Attorney.  Reference is made to page II-4 of this
               Registration Statement.
  99.1+        Spiros Development Corporation II, Inc. 1997 Stock Option Plan.
  99.2+        1997 Stock Option Plan Form of Notice of Grant of Stock Option.
  99.3+        1997 Stock Option Plan Form of Stock Option Agreement.

--------------
+ Incorporated by reference to the Company's Annual Report on Form
  10-K (File No. 000 23501), filed on March 30, 1998.


Item 9.   UNDERTAKINGS

          A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the Securities Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; PROVIDED, HOWEVER, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the

Exchange Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Brobeck, Phleger & Harrison LLP registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold upon the termination of the offering.

          B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

          C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the Delaware General Corporation Law, or the indemnication provisions summarized in Item 6, or otherwise, the Registrant has been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on this 7th day of May, 1998.

                              SPIROS DEVELOPMENT CORPORATION II, INC.


                              By /s/ DAVID S. KABAKOFF
                                -----------------------------------------------
                                DAVID S. KABAKOFF
                                Chairman, President and Chief Executive Officer


                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

          That the undersigned officers and directors of Spiros Development Corporation II, Inc. a Delaware corporation, do hereby constitute and appoint David S. Kabakoff as his true and lawful attorney-in-fact and agent with full power and authority to do any and all acts and things and to execute any and all instruments which said attorney and agent determines may be necessary or advisable or required to enable said corporation to comply with the Securities Act, as amended, and any rules or regulations or requirements of the Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that said attorney and agent shall do or cause to be done by virtue hereof.
This Power of Attorney may be signed in several counterparts.

          IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                               Title                                                     Date
---------                               -----                                                     ----
/s/ DAVID S. KABAKOFF                   Chairman, President, Chief Executive Officer       May 7, 1998
-------------------------------------   and Director (Principal Executive Officer)
David S. Kabakoff


/s/ ERLE T. MAST                        Vice President and Chief Financial Officer         May 7, 1998
-------------------------------------   (Principal Financial and Accounting Officer)
Erle T. Mast


/s/ CAM L. GARNER                       Director                                           May 7, 1998
-------------------------------------
Cam L. Garner


/s/ ROBERT S. WHITEHEAD                 Director                                           May 7, 1998
-------------------------------------
Robert S. Whitehead


/s/ ALAIN B. SCHREIBER                   Director                                           May 7, 1998
-------------------------------------
Alain B. Schreiber


/s/ SOL LIZERBRAM                       Director                                           May 7, 1998
-------------------------------------
Sol Lizerbram

                                    EXHIBIT INDEX



Exhibit Number        Exhibit
--------------        -------

   4.0         Instruments Defining Rights of Stockholders.  Reference is made to Registrant's Registration Statement No. 000-23501 on Form 8-A,
               which is incorporated herein by reference pursuant to Item 3 of this Registration Statement.
   5.0         Opinion and consent of Brobeck, Phleger & Harrison LLP.
  23.1         Consent of Deloitte & Touche LLP, Independent Auditors.
  23.2         Consent of Brobeck, Phleger & Harrison LLP is contained in
               Exhibit 5.
  24.0         Power of Attorney.  Reference is made to page II-4 of this
               Registration Statement.
  99.1+        Spiros Development Corporation II, Inc. 1997 Stock Option Plan.
  99.2+        1997 Stock Option Plan Form of Notice of Grant of Stock Option.
  99.3+        1997 Stock Option Plan Form of Stock Option Agreement.

--------------
+ Incorporated by reference to the Company's Annual Report on Form
  10-K (File No. 000 2350)1, filed on March 30, 1998.